ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

Q3 2012

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Table of Contents

Letter from the CEOs	1

Introduction to Portfolio Overview	2

New Investments	2

Recent Dispositions	4

Portfolio Overview	5

Revolving Line of Credit	7

Perfomance Analysis	8

Transactions with Related Parties	9

Financial Statements	12

Forward Looking Information	17

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Letter from the CEOs

Dear investor in ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.:

We wanted to take this time to summarize Fund Fourteen’s current portfolio and let you know what activity took place during the third quarter ended September 30, 2012.  As you may know, Fund Fourteen was in its operating period during the quarter.  During our operating period, we will make direct investments in domestic and global companies. These investments will be structured as debt and debt-like financings (such as leases) that are collateralized by business-essential equipment and corporate infrastructure.

Fund Fourteen is pleased to report that it made approximately $17 million in investments during the third quarter ended September 30, 2012.  For example, Fund Fourteen made a $12,410,000 term loan to Superior Tube Company, Inc. and its affiliate that is secured by manufacturing equipment consisting of tube mills, reducers, finishing machines and heat treatment furnaces.

We believe that there will continue to be many opportunities for us to deploy our equity in well structured deals collateralized by business-essential equipment and corporate infrastructure.

A more detailed analysis of Fund Fourteen’s investments, which we encourage you to read, is contained in our Form 10-Q.  Our Form 10-Q and our other quarterly, annual and current reports are available in the Investor Relations section of our website, www.iconinvestments.com.

As always, thank you for entrusting ICON with your investment assets.

Sincerely,

Michael A. Reisner Co-President and Co-Chief Executive Officer	Mark Gatto Co-President and Co-Chief Executive Officer

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Introduction to Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Portfolio Overview for the third quarter ended September 30, 2012.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with our initial offering on May 18, 2009 through the closing of our offering on May 18, 2011.  During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

New Investments

The Fund made the following new investments:

Frontier Oilfield Services, Inc.
Investment Date:	7/23/2012	Collateral:	Saltwater disposal wells and related equipment valued at approximately $38,925,000.
Structure:	Loan
Expiration Date:	02/01/2018
Facility Amount:	$5,000,000
Fund Participation:	$2,000,000

Revstone Transportation, LLC
Investment Date:	7/30/2012	Collateral:	Automotive manufacturing equipment valued at approximately $69,282,000.
Structure:	Loan
Expiration Date:	03/01/2017
Facility Amount:	$42,258,000*
Fund Participation:	$1,388,000*

Superior Tube Company, Inc.
Investment Date:	9/10/2012	Collateral:	Equipment and related inventory used in oil field services business valued at approximately $32,387,000.
Structure:	Loan
Expiration Date:	10/01/2017
Facility Amount:	$17,000,000
Fund Participation:	$9,928,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

New Investments (Continued)

NTS, Inc.
Investment Date:	9/27/2012	Collateral:	Telecommunications equipment valued at $29,400,000.
Structure:	Loan
Expiration Date:	07/01/2017
Facility Amount:	$14,100,000
Fund Participation:	$1,565,000*

SAExploration Holdings, Inc.
Investment Date:	11/28/2012	Collateral:	Seismic imaging equipment valued at $33,500,000.
Structure:	Loan
Expiration Date:	11/28/2016
Facility Amount:	$13,500,000
Fund Participation:	$4,050,000

Platinum Energy Solutions, Inc.
Investment Date:	12/17/2012	Collateral:	Oil well fracking, cleaning and servicing equipment valued at $69,000,000.
Structure:	Loan
Expiration Date:	01/01/2017
Facility Amount:	$15,000,000
Fund Participation:	$8,700,000

Höegh Autoliners Shipping AS
Investment Date:	12/20/2012	Collateral:	A car carrier vessel valued at $82,000,000.
Structure:	Lease
Expiration Date:	12/21/2020
Purchase Price:	$82,000,000
Fund Participation:	$4,256,000*

* Approximate amount

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Recent Dispositions

The Fund disposed of the following investments:

Revstone Transportation, LLC
Structure:	Loan	Collateral:	Automotive manufacturing equipment.
Disposition Date:	11/16/2012
Equity Invested:	$17,857,000*
Total Proceeds Received:	$21,314,000*
Note: Following the Fund’s additional investment on July 30, 2012, Revstone prepaid the loan subject to a 5% prepayment fee.
Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Date:	09/30/2012
Equity Invested:	$5,323,000*
Total Proceeds Received:	$6,758,000*

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Disposition Date:	11/14/2012
Equity Invested:	$4,258,000*
Total Proceeds Received:	$6,140,000*

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Disposition Date:	10/19/2012
Equity Invested:	$821,000*
Total Proceeds Received:	$997,000*
Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Disposition Dates:	Various and continuing
Equity Invested:	$7,500,000
Total Proceeds Received:	$3,795,000**

* Approximate amount
** Kanza’s unexpected financial hardship resulted in its failure to meet certain payment obligations. As a result, Kanza has been repaying the principal balance on the term loan.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

In addition to certain investments described in the New Investments section, as of September 30, 2012, our portfolio consisted primarily of the following investments:

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Expiration Date:	03/01/2013

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Expiration Date:	08/01/2014

EMS Enterprise Holdings, LLC
Structure:	Loan	Collateral:	Metal cladding equipment consisting of furnaces, rolling mills, winders, slitters and production lines.
Expiration Date:	09/01/2014

Western Drilling Inc. and its affiliate
Structure:	Loan	Collateral:	Oil and drilling rigs.
Expiration Date:	08/01/2016

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Expiration Date:	07/28/2016 09/14/2016

Revstone Transportation, LLC
Structure:	Loan	Collateral:	Automotive manufacturing equipment.
Expiration Date:	03/01/2017

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Expiration Date:	01/16/2021

Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Expiration Date:	03/31/2017

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014

Atlas Pipeline Mid-Continent, LLC
Structure:	Lease	Collateral:	Natural gas compressors.
Expiration Date:	08/31/2013

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers and two Very Large Crude Carriers.
Expiration Date:	03/29/2014 03/29/2021

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Date:	07/31/2014 09/30/2014

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	05/31/2015

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (Continued)

Geden Holdings Limited
Structure:	Lease	Collateral:	Crude oil tanker.
Expiration Date:	06/21/2016

Geden Holdings Limited
Structure:	Lease	Collateral:	Two supramax bulk carrier vessels.
Expiration Date:	09/30/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	06/03/2021

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	Various Dates through 06/30/2014

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $15,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.

Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility expires on March 31, 2013 and the Fund may request a one year extension to the revolving line of credit within 390 days of the then-current expiration date, but CB&T has no obligation to extend. The interest rate for general advances under the Facility is CB&T’s prime rate and the interest rate on up to five separate non-prime rate advances that are permitted to be made under the Facility is the 90-day rate at which U.S. dollar deposits can be acquired by CB&T in the London Interbank Eurocurrency Market plus 2.5% per year, provided that all interest rates on advances under the Facility are subject to an interest rate floor of 4.0% per year. In addition, the Fund is obligated to pay an annualized commitment fee of 0.50% on unused commitments under the Facility.  At September 30, 2012, there were no obligations outstanding under the Facility.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis

Capital Invested As of September 30, 2012	$244,197,728
Leverage Ratio	1.12:1*
% of Receivables Collected in the Quarter Ended September 30, 2012	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of 10/31/2012. Excluded are amounts owed in connection with the loan to Kanza, which you can read about in further detail above.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the revolver, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

In summary, CABO is calculated as:
Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period to the extent of equity raised and cash on hand at the beginning of the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

Cash Available From Business Operations for the Period January 1, 2012 to September 30, 2012
Cash Balance at January 1, 2012	$48,783,509
Cash Balance at September 30, 2012	$11,797,711
Net Change in Cash		$(36,985,798)
Add Back:
Distributions Paid to Partners from January 1, 2012 through September 30, 2012		$15,686,708
Investments made during the Period
Investment in Notes Receivable	$50,575,955
Investment in Joint Ventures	117,500
Investment by Noncontrolling Interests, net	(137,500)
		$50,555,955
Deduct:
Net Equity raised during the Period		$(4,486	)(1)
Debt Proceeds used specifically for Investments and activity related to the Facility		$-

Cash Available from Business Operations (CABO)		$29,261,351	(2)

(1)  This amount is the net amount of (a) Sale of Limited Partnership Interests, (b) Sales and Offering Expenses Paid, (c) Deferred Charges and (d) Repurchase of Limited Partnership Interests, all directly from the GAAP Cash Flow statement.  This amount is deducted as it is not considered a source for distributions.
(2)  Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses were capped at the lesser of 1.44% of

Transactions with Related Parties (continued)

the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.  In connection with the investments described in the new investments section, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $2,388,000.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $52,289 and $156,867 for the three and nine months ended September 30, 2012, respectively.  Additionally, our General Partner’s interest in our net income was $42,136 and $79,973 for the three and nine months ended September 30, 2012, respectively.

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2012	2011	2012	2011
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements(1)	$-	$-	$-	$273,438
ICON Securities, LLC	Dealer-Manager	Underwriting fees(2)	-	-	-	1,877,234
ICON Capital, LLC	Investment Manager	Acquisition fees(3)	979,806	1,069,063	2,543,402	8,610,359
ICON Capital, LLC	Investment Manager	Management fees (4)	594,416	562,172	2,053,922	1,378,900
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements(4)	598,621	1,083,290	2,924,407	4,438,637
			$2,172,843	$2,714,525	$7,521,731	$16,578,568
(1) Amount capitalized and amortized to partners' equity.
(2) Amount charged directly to partners' equity.
(3) Amount capitalized and amortized to operations over the estimated service period.
(4) Amount charged directly to operations.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

At September 30, 2012 and December 31, 2011, we had a net payable of $130,384 and $398,466, respectively, due to our General Partner and its affiliates that primarily consisted of administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Balance Sheets

	September 30, 2012 (unaudited)	December 31, 2011

Assets
Cash and cash equivalents	$11,797,711	$48,783,509
Restricted cash	6,442,556	2,500,000
Net investment in finance leases	139,676,662	145,974,532
Leased equipment at cost (less accumulated depreciation of $27,034,039 and $18,302,163, respectively)	166,922,606	181,110,196
Net investment in notes receivable	102,235,780	70,406,783
Note receivable from joint venture	2,426,535	2,800,000
Investments in joint ventures	786,355	1,029,336
Other assets	6,823,184	6,044,435
Total assets	$437,111,389	$458,648,791

Liabilities and Equity

Liabilities:
Non-recourse long-term debt	$205,020,283	$221,045,626
Derivative financial instruments	12,283,230	10,663,428
Deferred revenue	3,238,033	3,245,739
Due to General Partner and affiliates, net	130,384	398,466
Accrued expenses and other liabilities	10,285,865	9,418,900
Total liabilities	230,957,795	244,772,159

Commitments and contingencies

Equity:
Partners’ equity:
Limited partners	194,875,780	202,492,816
General Partner	(354,838)	(277,944)
Total partners’ equity	194,520,942	202,214,872

Noncontrolling interests	11,632,652	11,661,760
Total equity	206,153,594	213,876,632
Total liabilities and equity	$437,111,389	$458,648,791

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Statements of Operations
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenue:
Finance income	$6,683,054	$5,938,620	$20,121,447	$13,582,351
Rental income	7,916,683	7,847,405	23,740,083	17,542,059
Income (loss) from investments in joint ventures	79,023	1,073,263	(148,709)	1,374,091
Other income (loss)	43,060	(75,785)	108,791	184,171
Total revenue	14,721,820	14,783,503	43,821,612	32,682,672

Expenses:
Management fees	594,416	562,172	2,053,922	1,378,900
Administrative expense reimbursements	598,621	1,083,290	2,924,407	4,438,637
General and administrative	426,994	506,504	1,554,206	1,444,163
Credit loss	-	-	2,636,066	-
Depreciation	4,374,352	4,336,287	13,123,060	9,811,251
Interest	2,834,897	3,058,409	8,610,627	6,162,274
Loss on derivative financial instruments	1,487,091	6,937,325	4,409,838	11,748,444
Total expenses	10,316,371	16,483,987	35,312,126	34,983,669
Net income (loss)	4,405,449	(1,700,484)	8,509,486	(2,300,997)

Less: net income (loss) attributable to noncontrolling interests	191,863	(1,067,527)	512,222	(1,885,432)
Net income (loss) attributable to Fund Fourteen	$4,213,586	$(632,957)	$7,997,264	$(415,565)

Net income (loss) attributable to Fund Fourteen allocable to:
Limited partners	$4,171,450	$(626,627)	$7,917,291	$(411,409)
General Partner	42,136	(6,330)	79,973	(4,156)

	$4,213,586	$(632,957)	$7,997,264	$(415,565)

Weighted average number of limited partnership interests outstanding	258,827	258,832	258,830	238,321

Net income (loss) attributable to Fund Fourteen per weighted average limited partnership interest outstanding	$16.12	$(2.42)	$30.59	$(1.73)

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership Interests	Limited Partners	General Partner	Total Partners' Equity	Noncontrolling Interests	Total Equity

Balance, December 31, 2011	258,832	$202,492,816	$(277,944)	$202,214,872	$11,661,760	$213,876,632

Net income	-	5,216,010	52,687	5,268,697	423,597	5,692,294
Cash distributions	-	(5,176,637)	(52,289)	(5,228,926)	(390,703)	(5,619,629)

Balance, March 31, 2012 (unaudited)	258,832	202,532,189	(277,546)	202,254,643	11,694,654	213,949,297

Net loss	-	(1,470,169)	(14,850)	(1,485,019)	(103,238)	(1,588,257)
Repurchase of limited partnership interests	(5)	(4,486)	-	(4,486)	-	(4,486)
Investment by noncontrolling interest	-	-	-	-	137,500	137,500
Cash distributions	-	(5,176,637)	(52,289)	(5,228,926)	(96,454)	(5,325,380)

Balance, June 30, 2012 (unaudited)	258,827	195,880,897	(344,685)	195,536,212	11,632,462	207,168,674

Net income	-	4,171,450	42,136	4,213,586	191,863	4,405,449
Cash distributions	-	(5,176,567)	(52,289)	(5,228,856)	(191,673)	(5,420,529)

Balance, September 30, 2012 (unaudited)	258,827	$194,875,780	$(354,838)	$194,520,942	$11,632,652	$206,153,594

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows
(unaudited)

	Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities:
Net income (loss)	$8,509,486	$(2,300,997)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Finance income, net of costs and fees	(602,414)	623,634
Loss (income) from investments in joint ventures	148,709	(1,374,091)
Depreciation	13,123,060	9,811,251
Credit loss	2,636,066	-
Interest expense from amortization of debt financing costs	743,362	463,409
Interest expense, other	287,623	137,733
Other income	(51,605)	(31,016)
Loss on derivative financial instruments	1,619,802	10,836,351
Changes in operating assets and liabilities:
Restricted cash	(3,942,556)	(1,875,000)
Other assets, net	(1,511,948)	(3,610,784)
Accrued expenses and other liabilities	579,342	88,251
Deferred revenue	(7,706)	2,196,566
Due to General Partner and affiliates	(268,082)	115,830
Distributions from joint ventures	-	1,374,091
Net cash provided by operating activities	21,263,139	16,455,228

Cash flows from investing activities:
Proceeds from sale of equipment	1,064,530	-
Purchase of equipment	-	(79,564,939)
Principal repayment on finance leases	6,136,397	4,809,221
Investments in joint ventures	(117,500)	-
Distributions received from joint ventures in excess of profits	211,772	3,817,746
Investment in notes receivable	(50,575,955)	(9,512,325)
Principal repayment on notes receivable	17,289,686	4,778,195
Net cash used in investing activities	(25,991,070)	(75,672,102)

Cash flows from financing activities:
Proceeds from non-recourse long-term debt	-	22,000,000
Repayment of non-recourse long-term debt	(16,025,343)	(10,453,859)
Debt financing costs	-	(4,420,000)
Sale of limited partnership interests	-	65,673,533
Sales and offering expenses paid	-	(6,166,877)
Deferred charges	-	(273,438)
Investment by noncontrolling interest	137,500	14,027,711
Distributions to noncontrolling interests	(678,830)	(5,855,813)
Cash distributions to partners	(15,686,708)	(13,950,084)
Repurchase of limited partnership interests	(4,486)	(53,498)
Net cash (used in) provided by financing activities	(32,257,867)	60,527,675
Net (decrease) increase in cash and cash equivalents	(36,985,798)	1,310,801
Cash and cash equivalents, beginning of period	48,783,509	64,317,006
Cash and cash equivalents, end of period	$11,797,711	$65,627,807

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows
(unaudited)

	Nine Months Ended September 30,
	2012	2011
Supplemental disclosure of cash flow information:

Cash paid for interest	$9,534,193	$6,463,324

Supplemental disclosure of non-cash investing and financing activities:
Organizational and offering expenses charged to equity	$-	$1,124,718
Equipment purchased with non-recourse long-term debt paid directly by lender	$-	$172,000,000
Exchange of noncontrolling interest in investments in joint ventures for notes receivable	$-	$10,450,296
Equipment purchased with subordinated financing provided by seller	$-	$9,000,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Information

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 15, and November 15 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.

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